UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 16, 2006

FMC Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1803 Gears Road, Houston, Texas		77067
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 591-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 16, 2006, FMC Technologies, Inc. (the "Company") announced that, in order to provide for a smooth transition of Company leadership, effective March 15, 2007, Mr. Joseph H. Netherland will relinquish the Chief Executive Officer ("CEO") position, and Mr. Peter D. Kinnear, the Company’s President, will assume the CEO position. For the period March 15, 2007 through September 30, 2008, Mr. Netherland will continue to be an employee of the Company and will continue to serve as the Chairman of the Board. In that capacity, Mr. Netherland’s salary will be reduced to a level commensurate with his reduced responsibilities. In addition, Mr. Netherland will receive benefits that are normally provided to employees and/or directors of the Company.

Upon assuming the CEO position, Mr. Kinnear will receive a base salary and benefits commensurate with his expanded responsibilities as determined to be appropriate by the Compensation Committee of the Company’s Board of Directors in accordance with the Company’s established procedures for compensation review and approval. The Company has not entered into any agreement with Mr. Kinnear in connection with his new appointment. In addition, there has been since the beginning of the Company’s last fiscal year, and there is currently proposed, no transaction to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $60,000 and in which Mr. Kinnear had or will have a direct material interest.

A copy of the press release issued by the Company on August 17, 2006 to announce the CEO transition is filed as Exhibit 99.1 to this report.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

See Item 1.01 above for a discussion of Mr. Netherland’s relinquishment of the Company’s CEO position and the appointment of Mr. Kinnear as Mr. Netherland’s successor as CEO, which discussion is incorporated by reference in this Item 5.02.

Mr. Kinnear, age 59, has been President and Chief Operating Officer of the Company since February 2006. Mr. Kinnear served as Executive Vice President of the Company from March 2004. Mr. Kinnear served as Vice President of Energy Systems from February 2001 to March of 2004. He currently serves as Chairman of the U.S. National Committee of the World Petroleum Council and serves on the boards of Tronox, Inc. (NYSE: TRX), the Petroleum Equipment Suppliers Association, and the Offshore Energy Center.

Effective August 16, 2006, the Board elected Mr. Kinnear to the Board of Directors of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1 Press release issued by FMC Technologies, Inc., dated August 17, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC Technologies, Inc.

August 18, 2006	By:	/s/ William H. Schumann, III

Name: William H. Schumann, III
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release